SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 1, 2004


                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
               (Exact Name of Registrant as Specified in Charter)


          Not Applicable              333-113140              85-0098966
  (State or Other Jurisdiction       (Commission             (IRS Employer
         of Incorporation)           File Number)          Identification No.)


                             287 Carrizo Canyon Road
                           Mescalero, New Mexico 88340
                    (Address of Principal Executive Offices)


                                 (505) 464-6595
                         (Registrant's Telephone Number)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Dismissal of Grant Thornton LLP

     i. On September 29, 2004, Inn of the Mountain Gods Resort and Casino, or IMG Resort and Casino, dismissed Grant Thornton LLP, or Grant Thornton, from serving as IMG Resort and Casino's certifying accountant.

     ii. The report of Grant Thornton on IMG Resort and Casino's financial statements for its fiscal years ended April 30, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     iii. The decision to change accountants was approved by IMG Resort and Casino's audit committee.

     iv. During IMG Resort and Casino's fiscal years ended April 30, 2003 and 2004 and during the period between April 30, 2004 and the date of this Form 8-K, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report.

     v. During IMG Resort and Casino's fiscal years ended April 30, 2003 and 2004 and during the period between April 30, 2004 and the date of this Form 8-K, there were no reportable events as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v).

     IMG Resort and Casino provided Grant Thornton with a copy of the foregoing disclosures and requested that Grant Thornton furnish to IMG Resort and Casino a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as Exhibit 16.1 to this Form 8-K.

(b)  Appointment of BDO Seidman, LLP

     On September 29, 2004, IMG Resort and Casino engaged BDO Seidman, LLP, or BDO, as the independent certifying accountant, replacing Grant Thornton. During IMG Resort and Casino's fiscal years ended April 30, 2003 and 2004 and for the period between April 30, 2004 and the date of this Form 8-K, IMG Resort and Casino has not consulted BDO with respect to any matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 1, 2004                       Inn of the Mountain Gods Resort and Casino



                                      /s/ Richard W. Williams
                                      ------------------------------------------
                                      By: Richard W. Williams
                                          Its: Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated as of October 1, 2004.




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